CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue
Contract and grant revenue	$ 3,597	$ 3,364
Costs and Expenses
Sales - Devices and Disposables	25	0
Cost of goods sold	106	0
Gross loss	(81)	0
OPERATING EXPENSES:
Claim settlement	3,622	0
Research and development	2,779	1,805
Sales and marketing	287	131
General and administrative	3,584	3,049
Total costs and expenses	10,272	4,985
Operating loss	(6,756)	(1,621)
Other income	192	2
Interest expense	(80)	(1,227)
Loss from operations	(6,644)	(2,846)
Provision for income taxes	0	0
Net loss	(6,644)	(2,846)
Preferred stock dividends	0	(1,700)
Net loss attributable to common stockholders	$ (6,644)	$ (4,546)
Basic and diluted net loss per share attributable to common stockholders	$ (0.14)	$ (0.12)
Weighted average shares outstanding	48,868	38,596